EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the “Registration Statement”) relating to up to 25,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-162833 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Robert J. Barish and Michael T. Stefanski and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2012.

/s/ Richard L. Carrión
Richard L. Carrión

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the “Registration Statement”) relating to up to 25,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-162833 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Robert J. Barish and Michael T. Stefanski and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2012.

/s/ Melanie L. Healey
Melanie L. Healey

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the “Registration Statement”) relating to up to 25,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-162833 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Robert J. Barish and Michael T. Stefanski and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2012.

/s/ M. Frances Keeth
M. Frances Keeth

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the “Registration Statement”) relating to up to 25,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-162833 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Robert J. Barish and Michael T. Stefanski and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2012.

/s/ Robert W. Lane
Robert W. Lane

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the “Registration Statement”) relating to up to 25,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-162833 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Francis J. Shammo, Robert J. Barish and Michael T. Stefanski and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2012.

/s/ Lowell C. McAdam
Lowell C. McAdam

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the “Registration Statement”) relating to up to 25,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-162833 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Robert J. Barish and Michael T. Stefanski and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2012.

/s/ Sandra O. Moose
Sandra O. Moose

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the “Registration Statement”) relating to up to 25,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-162833 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Robert J. Barish and Michael T. Stefanski and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2012.

/s/ Joseph Neubauer
Joseph Neubauer

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the “Registration Statement”) relating to up to 25,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-162833 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Robert J. Barish and Michael T. Stefanski and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2012.

/s/ Donald T. Nicolaisen
Donald T. Nicolaisen

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the “Registration Statement”) relating to up to 25,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-162833 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Robert J. Barish and Michael T. Stefanski and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2012.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the “Registration Statement”) relating to up to 25,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-162833 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Robert J. Barish and Michael T. Stefanski and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2012.

/s/ Hugh B. Price
Hugh B. Price

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the “Registration Statement”) relating to up to 25,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-162833 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Robert J. Barish and Michael T. Stefanski and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2012.

/s/ Rodney E. Slater
Rodney E. Slater

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the “Registration Statement”) relating to up to 25,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-162833 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Robert J. Barish and Michael T. Stefanski and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2012.

/s/ Francis J. Shammo
Francis J. Shammo

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the “Registration Statement”) relating to up to 25,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-162833 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Michael T. Stefanski and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2012.

/s/ Robert J. Barish
Robert J. Barish